



Welcome to Pulse Biosciences Analyst & Investor Event

Saturday, April 25

12:45 pm CT Event Start

Prepared Remarks followed by Q&A

Pulse Biosciences

Today's Speakers:

Speaker:



Dr. David Kenigsberg

Chief Medical Officer, Electrophysiology at Pulse Biosciences

Medical Director of Cardiac Electrophysiology at HCA Westside Hospital

Presenting: Clinical Data and IDE Overview

Joining for Q&A:



Paul LaViolette

Chief Executive Officer
Co-Chairman of the Board



Darrin Uecker

Chief Technology Officer
Director

Pulse Biosciences

Nanosecond PFA System Characteristics


12 sensing electrodes
(10 on spline, 2 on shaft)
1 EM Sensor internal
22mm inner ring ablation electrode
30mm outer ring ablation electrode
Epicenter Catheter

Graphical User Interface


Cycles
0
5s
Begin Cycle
End Session

nPulse Console


Pulse Biosciences

Pulse Biosciences

nsPFA Catheter
Pulmonary Vein Isolation Workflow

- **Two Applications per Pulmonary Vein**
  - Single ostial application
  - Single antral application

- **Depending on Anatomy**
  - Single anterior carina applications on each side
  - Potential additional right-sided lesions on the Pulmonary Vein anterior aspect



Ostial PF Application
Antral PF Application

Pulse Biosciences

nsPFA FIH Trial Study Overview

Study Objective:

- To assess initial **safety** (rate of acute adverse events within 30 days post-ablation) and **effectiveness** (acute procedural success at 6 and 12 months) the Epicenter Catheter System.

Study Population:

- Adult patients who have **failed or poorly tolerated at least one AAD** with **paroxysmal atrial fibrillation** who are clinically indicated for catheter ablation.

Study Design:

- Prospective, non-randomized, open-label, single-arm feasibility study to evaluate initial clinical safety and device performance of nsPFA to treat AF
  - 3 Centers (Homolka – P.Neuzil; Jessa/Belgium – J.Vijgen; Rome – A.Natale)
  - Total number of operators = 7


Total Cohort
N = 177
5-s lesions
N = 141
2.5-s lesions
N = 36

Pulse Biosciences

nsPFA FIH Trial Patient Demographics

Characteristic	Total Population (n=177)	5 Sec. Cohort (n=141)
Age, yr	60.6 ± 9.7	60.4 ± 9.9
Female, %	36%	37%
BMI	28	28
LV Ejection Fraction, %	61.0	60.6
LA diameter (mm)	41	40
CHA_2DS_2-VASc score, %		
0 - 1	47	47
≥2	53	53
PAF Duration (Median, yr)	2.1	2.2
Antiarrhythmic and Rate Control Medications, (%)		
Class I AAD	54	53
Class III AAD	6	1

Characteristic	Total Population (n=177)	5 Sec. Cohort (n=141)
Hypertension, %	56	56
Heart failure, %	2	2
Coronary Artery Disease, %	7	8
Diabetes, %	14	15
Stroke, %	7	3
Peripheral arterial disease, %	8	6
Prior Cardioversion, %	24	20

Pulse Biosciences

Procedure Time and %Success

Characteristic	Total Population (n=177)	5 Sec. Cohort (n=141)
# of Subjects	177	141
Procedure Time, mins	61.1 ± 27.2	60.2 ± 27.7
LA Dwell Time, mins	19.4 ± 13.3	18.6 ± 13.0
Fluoroscopy Time, mins	8.7 ± 5.5	9.4 ± 5.9
# of PV applications / subject	12.6 ± 2.7	12.3 ± 2.6
Acute PVI Success, %	100	100
6M Procedure Success by Holter, %	**98.4% (127/129)**	**100.0% (95/95)**
12M Procedure Success by Holter, %	**95.1% (78/82)**	**96.2% (51/53)**

Pulse Biosciences

nsPFA FIH Trial Primary Safety Endpoint

	Total Population N=177	5.0-Sec Cohort N=141
Asymptomatic Cerebral Embolism	--	--
Atrio-esophageal Fistula	--	--
Bleeding Requiring Transfusion	--	--
Cardiac Perforation/Tamponade *	1	1
Death	--	--
Esophageal Injury Resulting in Perforation	--	--
Myocardial Infarction	--	--
Pericarditis Requiring Intervention or Hospitalization	--	--
Phrenic Nerve Injury/Diaphragmatic Paralysis	--	--
Pulmonary Edema/Respiratory Insufficiency	--	--
Pulmonary Vein Stenosis (≥70% diameter reduction)	--	--
Stroke or Transient Ischemic Attack †	1	1
Vagal Nerve Injury Resulting in Esophageal Dysmotility or Gastroparesis	--	--
Vascular Access Complication Requiring Intervention	--	--
Hemolysis Resulting in Kidney Injury	1	1
Total	3 / 177 (1.7%)	3 / 141 (2.1%)

* Effusion developed over course of 5 days; during pericardiocentesis, pericardial bleeding → successful surgical repair.

† Stroke – mild neurological deficit (NIHSS 4) of left arm hemiparesis, hypoesthesia, leg drift (brain MRI lesions observed).

Pulse Biosciences®

nsPFA FIH Trial Freedom from AF/AFL/AT

Freedom from Atrial Arrhythmias by Cohort (5.0s vs 2.5s)



1.00
0.75
0.50
0.25
0.00
+ Censored
1-Yr Success
2.5-sec: 79.4% (95%CI 61.4 – 89.6%)
5-sec: 89.7% (95%CI 80.5 – 94.6%)
2.5s 36 36 36 35 32 26 25 25 1 0
5.0s 141 113 112 104 87 53 53 51 4 1 0
0 50 100 150 200 250 300 350 400 450 500
Time after PFA
(days)

Pulse Biosciences

Follow-up: TTMs (weekly) & 24hr-Holters (6 & 12 M)

Data Summary

Metric	April 2026 5s Cohort
PATIENT & PROCEDURE OVERVIEW	
# of Subjects	141
Procedure Time (mins)	60.2 ± 27.7
LA Dwell Time (mins)	18.6 ± 13.0
Fluoroscopy Time (mins)	9.4 ± 5.9
Avg # Applications	12.3 ± 2.6*
6M & 12M HOLTER MONITORING	
6M Procedure Success by Holter, %	**100% (95/95)**
12M Procedure Success by Holter, %	**96.2% (51/53)**
12M Freedom from AF / AFL / AT	**90%**

** PV ablations only | EAM = Electroanatomic Mapping | PVI = Pulmonary Vein Isolation | PWI = Posterior Wall Isolation*
AF = Atrial Fibrillation | AFL = Atrial Flutter | AT = Atrial Tachycardia

Pulse Biosciences®

nsPFA FIH Trial Conclusions

- Nanosecond PFA is:
  - Efficient
    - Average No. of applications for PVI/pt = 12.3±2.6
    - Left atrial dwell time = 18.6±13.0 min
  - Safe
  - Durable
  - Excellent clinical outcomes
- Limitations:
  - Intermittent monitoring follow-up
  - Most cases performed with minimal EAM support → now integrated



Score 89
CL 653

Pulse Biosciences

NANOPULSE-AF IDE Pivotal Study

Study Overview	
Target enrollment	~215 patients
Clinical sites	Up to 30
First patients enrolled	2Q26
Enrollment target	FY 2026
Primary endpoints	6- and 12-months post-ablation procedural success and safety outcomes


Congratulations!
First Patient Enrollment in the NANOPULSE-AF Study

Status: initial patients treated –
7 in one day from a single, first-time-user operator

Pulse Biosciences

Next Gen nPulse Cardiac Catheter – Continuous Market Expansion

- Enables Single Catheter Workflow: building on the platform to enable Pulmonary Vein Isolation / Posterior Wall Isolation and Mitral Isthmus / Cavotricuspid Isthmus lines with switchable electrodes
- Pre-clinical focal data presented in poster at HRS '26



Ablation Zone
Single Catheter with
Switchable Electrodes
Focal Electrode
Ablation Zone
Deep Focal Lesions

Circumferential
Ablation for
PVI/PWI

Focal
Ablation for
MI/CTI Lines and Spots

Pulse Biosciences

Questions